[PIONEER LOGO]



Pioneer Bond
Fund

SEMIANNUAL REPORT 12/31/98

Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                        1
Portfolio Summary                               2
Performance Update                              3
Portfolio Management Discussion                 6
Schedule of Investments                         9
Financial Statements                           16
Notes to Financial Statements                  22
Report of Independent Public Accountants       26
Trustees, Officers and Service Providers       27
The Pioneer Family of Mutual Funds             28
Retirement Plans from Pioneer                  29

Pioneer Bond Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 12/31/98
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this semiannual report for Pioneer Bond Fund, covering the six months ended December 31, 1998. On behalf of your investment team, I thank you for your interest and this opportunity to comment on today's investing environment.

Before moving on to review the bond market, I'd like to announce a recent addition to the Fund's management team. We are pleased that Kenneth J. Taubes joined us in September, bringing with him 13 years of investment experience. He and Sherman B. Russ, who has worked with your Fund for 16 years, supervise the team of portfolio managers and analysts responsible for the day-to-day management of the Fund.

Economic news in the United States remained positive over the last half of 1998, with low unemployment and no signs of inflation. The financial markets, and especially U.S. government bonds, turned in impressive results through the end of the year. The yield on the 30-year Treasury bond fell to historic lows, which subsequently pushed bond prices higher and increased total returns.

Although bond returns were again overshadowed by the returns of the overall stock market, 1998 showed that bonds can play a vital role in a well-balanced portfolio. Funds that hold a diversified portfolio of bonds, such as Pioneer Bond Fund, can cushion some of the stock market's volatility and often add much-needed income to a portfolio. As you look ahead into 1999, we suggest you discuss your needs for diversification with your investment professional.

I encourage you to read the report that follows, including the Portfolio Management Discussion where your team reviews Fund performance. If you have any questions, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,

/s/ John F. Coogan, Jr.
--------------------------------
John F. Cogan, Jr.,
Chairman and President

Pioneer Bond Fund

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PORTFOLIO SUMMARY 12/31/98
--------------------------------------------------------------------------------

P o r t f o l i o   D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)


[GRAPHIC OMMITTED: PIE CHART]

U.S. Government and Agency Securities   48%
Corporate Securities                    47%
Short-Term Cash Equivalents              3%
Foreign Government Sponsored             2%


P o r t f o l i o   M a t u r i t y
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)


[GRAPHIC OMMITTED: PIE CHART]

0-2 Years      11%
2-5 Years      29%
5-7 Years      13%
7-10 Years     22%
10-20 Years    12%
20+ Years      13%



1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
 (As a percentage of long-term holdings)

  1. U.S. Treasury Notes, 7.25%, 5/15/04                         6.12%
  2. Government National Mortgage Association, 6.0%, 10/15/28    5.45
  3. U.S. Treasury Notes, 6.5%, 5/31/01                          2.85
  4. Government National Mortgage Association, 6.0%, 9/15/28     2.70
  5. Government National Mortgage Association, 6.0%, 4/15/28     2.66
  6. U.S. Treasury Notes, 8.5%, 2/15/00                          2.49
  7. U.S. Treasury Notes, 7.0%, 7/15/06                          2.49
  8. U.S. Treasury Bonds, 8.0%, 11/15/21                         2.25
  9. Ford Capital BV, 9.5%, 6/1/10                               2.09
 10. U.S. Treasury Notes, 8.0%, 5/15/01                          2.05

 Fund holdings will vary for other periods.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/98                                       CLASS A SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s  a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  12/31/98       6/30/98
                            $9.46          $9.37

 Distributions per Share    Income         Short-Term          Long-Term
 (6/30/98 - 12/31/98)       Dividends      Capital Gains       Capital Gains
                            $0.292             -                     -


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.

Average Annual Total Returns
(As of December 31, 1998)

             Net Asset     Public Offering
   Period      Value           Price*
  10 Years   8.48%         7.98%
  5 Years    6.29          5.32
  1 Year     7.69          2.85


     * Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[GRAPHIC OMITTED: MOUNTAIN CHART]

Growth of $10,000

         Pioneer    Lehman Brothers
          Bond    Government/Corporate
          Fund*       Bond Index
12/88     9550        10000
          10690       11424
12/90     11439       12369
          13216       14361
12/92     14259       15449
          15889       17157
12/94     15222       16555
          17985       19742
12/96     18338       20311
          20018       22293
12/98     21558       24405


The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/98                                       CLASS B SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------


Net Asset Value
per Share                   12/31/98       6/30/98
                            $9.42          $9.33

Distributions per Share     Income         Short-Term          Long-Term
6/30/98 - 12/31/98)         Dividends      Capital Gains       Capital Gains
                            $0.252             -                     -


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.

Average Annual Total Returns
(As of December 31, 1998)

                 If          If
Period          Held      Redeemed*
Life-of-Fund    6.74%     6.41%
(4/4/94)
1 Year          6.81      2.81

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[GRAPHIC OMITTED: MOUNTAIN CHART]

Growth of $10,000+

          Pioneer        Lehman Brothers
           Bond        Government/Corporate
           Fund*            Bond Index
 4/94     10000             10000
           9896              9959
           9914             10009
12/94      9906             10046
          10327             10546
          10942             11231
          11089             11446
12/95     11600             11980
          11274             11699
          11286             11753
          11439             11960
12/96     11729             12325
          11614             12219
          11990             12663
          12353             13107
12/97     12713             13527
          12839             13733
          13095             14092
          13634             14789
12/98     13379             14809


+ Index comparison begins 4/30/94. The Lehman Brothers Government/Corporate Bond
  Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Bond Fun

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/98                                       CLASS C SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  12/31/98       6/30/98
                            $ 9.40         $ 9.31

 Distributions per Share    Income         Short-Term          Long-Term
 (6/30/98 - 12/31/98)       Dividends      Capital Gains       Capital Gains
                            $ 0.255            -                     -

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.

   Average Annual Total Returns
   (As of December 31, 1998)

                 If         If
Period          Held      Redeemed*
Life-of-Fund    5.38%     5.38%
(1/31/96)
1 Year          6.87      6.87

    * Assumes reinvestment of distributions. A 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.


[GRAPHIC OMITTED: MOUNTAIN CHART]

Growth of $10,000

          Pioneer        Lehman Brothers
           Bond        Government/Corporate
           Fund*            Bond Index
1/96       10000            10000
            9679             9706
            9700             9750
            9831             9922
12/96      10081            10225
            9971            10137
           10294            10505
           10607            10873
12/97      10904            11222
           11024            11393
           11233            11691
           11700            12269
12/98      11653            12286

The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.
You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/98
--------------------------------------------------------------------------------

Pioneer Bond Fund closed the first half of its fiscal year on December 31, 1998. During that time, your Fund produced solid returns. Increasingly fragile global economies and financial markets prompted extraordinary investor demand for the safety and quality of U.S. Treasurys. As Treasury prices rose sharply, interest rates fell to historical lows. Further, the Federal Reserve lowered interest rates three times in the autumn to jump start the U.S. capital markets and ensure that U.S. economic growth would stay strong enough to recharge foreign economies. Stability was re-established by the end of the period; and in the transition, we believe your Fund seized the opportunity that market turbulence often creates.

In the following discussion, Sherman Russ, who leads the investment team along with Ken Taubes, reviews the period's investment environment and the strategies that shaped Fund performance. He also provides his outlook for the bond market in the first half of 1999.


Q: How did the Fund perform over the past six months?

A: The Fund produced solid results. For the six months, the Fund's Class A
   Shares returned 4.12% at net asset value, producing both a good level of income and price appreciation. In comparison, the average return of the 166 funds in Lipper, Inc.'s Corporate Debt A-rated bond fund category was 3.55%. Lipper is an independent company that ranks mutual fund performance. (Returns do not reflect sales charges.) As of December 31, the Fund's 30-day SEC yield stood at 4.90%.


Q: What was the investment environment like for bonds?

A: Extremely positive for U.S. Treasurys. Prices of other types of investment grade bonds rose, but not to the same degree as Treasury issues. During the summer and early fall, global economies and financial markets became increasingly unstable. The situation powered a flight to quality extraordinary worldwide demand for Treasurys - particularly the most recently issued Treasurys. Demand for securities other than Treasurys diminished, however, as investors began to require increasingly greater yield advantages for bonds perceived to have greater risk.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   In the final months of 1998 - after the Federal Reserve cut the federal funds rate three times and foreign central bankers made other interest rate cuts - the world's financial markets began to regain stability. Interest rates remained low, but rose from their extraordinarily low levels. The events of the summer were almost unprecedented in speed and degree. However, we don't expect that upheaval in the bond markets to be repeated anytime soon. Liquidity conditions are much better now thanks to the Fed's action in cutting rates.


Q: What role did asset allocation play in your strategy?

A: We actively managed the Fund's asset-allocation, emphasizing relative value and yield. As the period progressed, yields of mortgage-backed securities and corporate bonds became very attractive relative to Treasurys, as yields on Treasurys fell. We doubled the Fund's mortgage-backed position to 24% of net assets and modestly added to corporate bond holdings. We focused on GNMA issues (Government National Mortgage Association), which carry the "full faith and credit" pledge of the U.S. government, selecting newly issued GNMAs to minimize the risk of prepayments. Prepayments occur when a mortgage is paid prior to its stated maturity - an activity that typically increases as interest rates decline and mortgage owners refinance to take advantage of lower interest rates. When the older, higher interest rate mortgage is paid off, its coupon no longer contributes to the Fund's income stream. On December 31, 1998, over 56% of the portfolio was invested in bonds rated AAA or AA, which gave the Fund an average quality of AA. (Ratings apply to underlying securities, not Fund shares.)


Q: What other strategies did you use to improve total return?

A: We kept the Fund's duration fairly stable - 5.03 years on December 31 because in our opinion, bonds with durations in that area provided the best balance of interest rate sensitivity and yield. Expressed in years, duration measures a fund's sensitivity to interest rate changes. Lengthening duration increases a portfolio's sensitivity to changes in interest rates, building total return potential when interest rates fall and raising

Pioneer Bond Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/98                          (continued)
--------------------------------------------------------------------------------

   the risk of price declines when interest rates rise. In contrast, shortening duration makes a portfolio less sensitive to interest rate changes, enhancing price stability.


Q: What is your outlook for the next six months?

A: We are optimistic. While we do not expect interest rates to fall as dramatically as in 1998, we think they could gradually move lower especially short-term interest rates. However, the past several months of global interest rate cuts could re-energize world economies, and the Fed does not want to over-stimulate the economy whereby inflation could become a factor. We anticipate continued positive, but slower, economic growth about 2.5% versus an estimated 4% in 1998 - and minimal inflation in the United States, as a slowdown in international economies - particularly Asia and Latin America - reduces domestic economic strength.

   The past six months served as a reminder that quality and liquidity play an important role in a well-rounded investment portfolio. In addition to providing a safe haven in turbulent financial markets, high-quality bonds continue to offer attractive value - particularly with inflation at such minimal levels.

Pioneer Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/98
--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (Unaudited)                                                    Value
                              INVESTMENT IN SECURITIES - 97.5%
                              Basic Materials - 2.3%
                              Chemicals - 0.6%
$1,000,000      BBB+/Ba2      Arco Chemical Co., 9.8%, 2/1/20             $1,032,590
                                                                          ----------
                              Iron & Steel - 1.1%
 2,000,000      BBB-/Baa2     USX Corp., 8.125%, 7/15/23                  $2,141,700
                                                                          ----------
                              Paper & Forest Products - 0.6%
 1,000,000      A-/A3         Mead Corp., 8.125%, 2/1/23                  $1,137,690
                                                                          ----------
                              Total Basic Materials
                              (Cost $4,279,950)                           $4,311,980
                                                                          ----------
                              Capital Goods - 0.9%
                              Manufacturing - 0.9%
 1,500,000      BBB/Baa1      Tenneco Inc., 10.075%, 2/1/01               $1,616,760
                                                                          ----------
                              Total Capital Goods
                              (Cost $1,597,900)                           $1,616,760
                                                                          ----------
                              Communication Services - 1.1%
                              Telecommunications - 1.1%
 1,000,000      AA-/Aa3       AT&T Corp., 8.125%, 1/15/22                 $1,083,160
 1,000,000      A-/Baa1       Sprint Capital Corp., 5.7%, 11/15/03         1,004,680
                                                                          ----------
                              Total Communication Services
                              (Cost $2,086,180)                           $2,087,840
                                                                          ----------
                              Consumer Cyclicals - 4.1%
                              Automobiles - 1.4%
 2,000,000      A/A2          General Motors Corp., 9.4%, 7/15/21         $2,669,460
                                                                          ----------
                              Retail - 2.7%
 1,000,000      A/A2          Penney (J.C.) Co., Inc., 9.75%, 6/15/21     $1,128,540
   500,000      BB+/Baa3      Saks Inc., 7.25%, 12/1/04                      498,920
 1,000,000      BB+/Baa3      Saks Inc., 8.25%, 11/15/08                   1,061,310
 1,000,000      AA/Aa2        Wal-Mart Stores, Inc., 8.62%, 1/1/10         1,156,230
 1,000,000      AA/Aa2        Wal-Mart Stores, Inc., 8.5%, 9/15/24         1,160,000
                                                                          ----------
                                                                          $5,005,000
                                                                          ----------
                              Total Consumer Cyclicals
                              (Cost $6,999,500)                           $7,674,460
                                                                          ----------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/98                                     (continued)
--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (Unaudited)                                                         Value
                              Consumer Staples - 6.3%
                              Broadcasting (Television/Radio/Cable) - 4.7%
$2,200,000      BBB/Baa3      Continental Cablevision, Inc., 9.5%, 8/1/13     $ 2,626,800
 1,500,000      BBB-/Baa3     News America Holdings, Inc., 10.125%,
                              10/15/12                                          1,745,970
 1,250,000      BBB-/Baa3     Tele-Communications, Inc., 10.125%,
                              4/15/22                                           1,797,575
 2,000,000      BBB/Baa3      Time Warner Inc., 9.15%, 2/1/23                   2,613,760
                                                                              -----------
                                                                              $ 8,784,105
                                                                              -----------
                              Distributors (Food & Health) - 0.6%
 1,000,000      BBB+/Baa1     SUPERVALU Inc., 8.875%, 11/15/22                $ 1,104,370
                                                                              -----------
                              Household Products (Non-Durables) - 1.0%
 1,500,000      AA/Aa2        Proctor & Gamble Co., 9.36%, 1/1/21             $ 1,996,050
                                                                              -----------
                              Total Consumer Staples
                              (Cost $10,481,310)                              $11,884,525
                                                                              -----------
                              Energy - 5.3%
                              Oil & Gas - 5.3%
 1,000,000      BBB/Baa2      Ashland Oil Co., 8.8%, 11/15/12                 $ 1,181,350
   500,000      A/A2          Atlantic Richfield Co., 9.875%, 3/1/16              683,175
 2,600,000      AA+/Aa2       Imperial Oil Ltd., 8.75%, 10/15/19                2,759,770
 2,000,000      A-/A3         Phillips Petroleum Co., 9.18%, 9/15/21            2,258,680
 1,200,000      A+/A1         Texaco Capital Corp., 8.25%, 10/1/06              1,400,412
 1,250,000      A+/A1         Texaco Capital Corp., 9.75%, 3/15/20              1,743,088
                                                                              -----------
                              Total Energy
                              (Cost $9,418,512)                               $10,026,475
                                                                              -----------
                              Financial - 19.8%
                              Banks - 11.8%
 1,000,000      A/A1          Banc One Corp., 10.0%, 8/5/10                   $ 1,334,740
 1,000,000      A/Aa3         BankAmerica Corp., 9.375%, 3/1/01                 1,078,960
 2,000,000      A+/A1         Bank of Montreal, 7.8%, 4/1/07                    2,241,440
 1,000,000      AA-/Aa3       Barclays North American Capital Corp.,
                              9.75%, 5/15/21                                    1,140,550
 1,000,000      A/A1          The Chase Manhattan Corp., 8.5%,
                              2/15/02                                           1,079,800
 2,630,000      A/A1          The Chase Manhattan Corp., 7.125%,
                              6/15/09                                           2,865,148

10 The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (Unaudited)                                                     Value
                              Banks - (continued)
$1,550,000      A-/A2         CoreStates Capital Corp., 9.375%,
                              4/15/03                                     $ 1,760,723
 1,500,000      A/A1          First Chicago NBD Corp., 10.25%, 5/1/01       1,656,615
 1,000,000      A-/A2         First National Bank of Boston, 8.0%,
                              9/15/04                                       1,082,430
 1,500,000      A-/A3         Fleet/Norstar Financial Group, 9.9%,
                              6/15/01                                       1,647,000
 1,000,000      AA-/A2        J.P. Morgan & Co., 8.5%, 8/15/03              1,110,820
 2,000,000      A+/A2         Mellon Bank NA, 7.375%, 5/15/07               2,211,440
 1,000,000      A/A3          Mellon Financial Co., 9.75%, 6/15/01          1,097,010
 1,000,000      AA-/Aa3       National Westminster Bancorp, Inc.,
                              9.375%, 11/15/03                              1,147,220
   500,000      A/A2          Republic New York Corp., 9.3%, 6/1/21           653,925
                                                                          -----------
                                                                          $22,107,821
                                                                          -----------
                              Financial (Diversified) - 8.0%
 2,500,000      A+/A2         American General Finance Corp., 8.125%,
                              8/15/09                                     $ 2,888,425
 2,000,000      AA-/Aa3       Associates Corp., 6.375%, 10/15/02            2,059,720
 1,500,000      A/A3          Deere (John) Capital Corp., 8.625%,
                              8/1/19                                        1,701,945
 3,000,000      A/A1          Ford Capital BV, 9.5%, 6/1/10                 3,825,660
 1,500,000      AAA/Aa3       GEICO Corp., 9.15%, 9/15/21                   1,700,730
 1,535,000      AA/Aa2        National Re Corp., 8.85%, 1/15/05             1,749,853
 1,000,000      A/A3          W.R. Berkley, 8.7%, 1/1/22                    1,137,810
                                                                          -----------
                                                                          $15,064,143
                                                                          -----------
                              Total Financial
                              (Cost $35,210,158)                          $37,171,964
                                                                          -----------
                              Transportation - 6.4%
                              Airlines - 4.5%
 1,649,100      BBB/A2        American Airlines, Inc., 9.71%, 1/2/07      $ 1,943,497
 2,500,000      BBB/Baa1      Delta Air Lines, Inc. 9.2%, 9/23/14           2,997,725
 2,096,773      A/A1          Southwest Airlines Co., 7.67%, 1/2/14         2,341,383
 1,000,000      BB+/Baa3      United Air Lines, Inc., 9.125%, 1/15/12       1,178,520
                                                                          -----------
                                                                          $ 8,461,125
                                                                          -----------
                              Airfreight - 1.2%
 2,000,000      BBB+/A3       Federal Express Corp., 8.4%, 3/23/10        $ 2,310,500
                                                                          -----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/98                                     (continued)
--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (Unaudited)                                                   Value
                              Railroads - 0.7%
$1,000,000      BBB+/Baa1     Norfolk Southern Corp., 9.0%, 3/1/21      $ 1,292,720
                                                                        -----------
                              Total Transportation
                              (Cost $11,351,781)                        $12,064,345
                                                                        -----------
                              Utilities - 1.1%
                              Electric Companies - 0.6%
 1,000,000      A/A2          Virginia Electric and Power Co., First
                              Mortgage Bonds, 8.75%, 4/1/21             $ 1,083,050
                                                                        -----------
                              Natural Gas - 0.5%
 1,000,000      BBB-/Baa2     KN Energy, Inc., 6.45%, 11/30/01          $ 1,008,540
                                                                        -----------
                              Total Utilities
                              (Cost $2,062,280)                         $ 2,091,590
                                                                        -----------
                              U.S. Government and Agency
                              Obligations - 48.5%
    29,032                    Federal Home Loan Mortgage Corp.,
                              10.0%, 11/1/02                            $    30,248
    49,413                    Federal Home Loan Mortgage Corp.,
                              10.5%, 4/1/19                                  54,447
 2,000,000                    Federal Home Loan Mortgage Corp.,
                              6.0%, 7/15/24                               2,019,780
    72,278                    Federal Home Loan Mortgage Corp.,
                              REMIC Series 1988-24B, 9.5%, 1/15/05           74,936
 1,500,000                    Federal National Mortgage Association,
                              9.2%, 9/11/00                               1,602,900
 3,000,000                    Federal National Mortgage Association,
                              6.0%, 5/15/08                               3,161,880
 1,000,000                    Federal National Mortgage Association,
                              10.35%, 12/10/15                            1,486,550
   445,227                    Federal National Mortgage Association,
                              11.0%, 6/1/19                                 501,437
    43,502                    Federal National Mortgage Association,
                              10.0%, 7/1/19                                  47,349
 2,280,467                    Federal National Mortgage Association,
                              REMIC Series G94-6VB, 8.0%, 11/17/03        2,294,218
   315,532                    Federal National Mortgage Association,
                              REMIC Series 1989-19A, 10.3%, 4/25/19         337,260

12 The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (Unaudited)                                                     Value
                              U.S. Government and Agency
                              Obligations - (continued)
$    7,752                    Federal National Mortgage Association,
                              REMIC Series 1989-19B, 10.3%, 4/25/19        $    7,967
   419,077                    Federal National Mortgage Association,
                              REMIC Series 1989-72D, 8.9%, 10/25/19           430,405
 3,029,998                    Government National Mortgage Association,
                              7.0%, 3/15/12 to 12/15/13                     3,107,885
    64,366                    Government National Mortgage Association,
                              9.5%, 5/15/20                                    69,616
   581,091                    Government National Mortgage Association,
                              10.0%, 1/15/06 to 7/15/20                       629,242
 6,025,798                    Government National Mortgage Association,
                              7.5%, 5/15/27 to 6/15/27                      6,214,104
 2,970,004                    Government National Mortgage Association,
                              6.5%, 4/15/28                                 2,998,783
19,985,571                    Government National Mortgage Association,
                              6.0%, 4/15/28 to 10/15/28                    19,806,028
    72,469                    Government National Mortgage Association,
                              Midget, 10.0%, 5/15/04                           76,002
    30,666                    Government National Mortgage Association
                              II, 9.5%, 12/20/20                               33,052
 1,500,000                    Government National Mortgage Association,
                              REMIC Series 1998-21, 6.5%, 10/20/11          1,505,310
   375,462                    Resolution Trust Corp., Series 1992-5A6,
                              9.238%, 5/25/26                                 376,048
 1,000,000                    Tennesee Valley Authority, 8.625%,
                              11/15/29                                      1,079,830
 2,000,000                    U.S. Treasury Bonds, 8.25%, 5/15/05           2,091,640
 2,000,000                    U.S. Treasury Bonds, 8.75%, 11/5/08           2,330,320
 3,075,000                    U.S. Treasury Bonds, 8.0%, 11/15/21           4,113,889
 2,000,000                    U.S. Treasury Bonds, 6.25%, 8/15/23           2,235,060
 4,385,000                    U.S. Treasury Notes, 8.5%, 2/15/00            4,565,224
 3,000,000                    U.S. Treasury Notes, 6.375%, 3/31/01          3,112,800
 3,500,000                    U.S. Treasury Notes, 8.0%, 5/15/01            3,763,620
 5,000,000                    U.S. Treasury Notes, 6.5%, 5/31/01            5,214,350

The accompanying notes are an integral part of these financial statements.   13

Pioneer Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/98                                     (continued)
--------------------------------------------------------------------------------

                 S&P/Moody's
Principal        Ratings
Amount           (Unaudited)                                                     Value
                               U.S. Government and Agency
                               Obligations - (continued)
$10,000,000                    U.S. Treasury Notes, 7.25%, 5/15/04        $ 11,205,200
  4,000,000                    U.S. Treasury Notes, 7.0%, 7/15/06            4,553,760
                                                                          ------------
                               Total U.S. Government and
                               Agency Obligations
                               (Cost $89,705,133)                         $ 91,131,140
                                                                          ------------
                               Foreign Government Sponsored - 1.7%
  1,500,000      A+/A2         Hydro-Quebec, 8.0%, 2/1/13                 $  1,788,330
  1,000,000      A/A2          Province of Saskatchewan, 9.375%,
                               12/15/20                                      1,371,940
                                                                          ------------
                               Total Foreign Government Sponsored
                               (Cost $2,740,700)                          $  3,160,270
                                                                          ------------
                               TOTAL INVESTMENT IN SECURITIES
                               (Cost $175,933,404)                        $183,221,349
                                                                          ------------
                               TEMPORARY CASH
                               INVESTMENT - 2.5%
                               Commercial Paper - 2.5%
  4,632,000                    Ford Motor Credit Corp., 4.92%, 1/4/99     $  4,632,000
                                                                          ------------
                               TOTAL TEMPORARY CASH INVESTMENT
                               (Cost $4,632,000)                          $  4,632,000
                                                                          ------------
                               TOTAL INVESTMENT IN SECURITIES AND
                               TEMPORARY CASH INVESTMENT - 100%
                               (Cost $180,565,404) (a)(b)                 $187,853,349
                                                                          ============


14 The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(a) At December 31, 1998, the net unrealized gain on investments, based on cost for federal income tax purposes of $180,565,404 was as follows:

    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                      $8,077,336
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                        (789,391)
                                                                     ----------
    Net unrealized gain                                              $7,287,945
                                                                     ==========

(b) At June 30, 1998, the Fund had a net capital loss carryforward of $4,558,838 which will expire between 1999 and 2006 if not utilized.


Note: The Fund's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.


Purchases and sales of securities (excluding temporary cash investments) for the six months ended December 31, 1998 were as follows:



                                Purchases          Sales
                               ------------     -----------
Long-term U.S. Government      $53,364,520      $23,425,597
Other Long-term Securities       8,328,185        6,545,192



The accompanying notes are an integral part of these financial statements.   15

Pioneer Bond Fund
--------------------------------------------------------------------------------
BALANCE SHEET 12/31/98
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary cash
    investment of $4,632,000) (cost $180,565,404)                  $187,853,349
  Cash                                                                      516
  Receivables -
   Fund shares sold                                                   2,904,836
   Interest                                                           3,031,566
  Other                                                                   5,582
                                                                   ------------
    Total assets                                                   $193,795,849
                                                                   ------------
LIABILITIES:
  Payables -
   Fund shares repurchased                                         $  1,181,991
   Dividends                                                            259,584
  Due to affiliates                                                     185,617
  Accrued expenses                                                       78,439
                                                                   ------------
    Total liabilities                                              $  1,705,631
                                                                   ------------
NET ASSETS:
  Paid-in capital                                                  $188,706,765
  Accumulated undistributed net investment income                        93,094
  Accumulated net realized loss on investments                       (3,997,586)
  Net unrealized gain on investments                                  7,287,945
                                                                   ------------
    Total net assets                                               $192,090,218
                                                                   ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $132,808,943/14,043,549 shares)                $       9.46
                                                                   ============
  Class B (based on $45,982,252/4,882,034 shares)                  $       9.42
                                                                   ============
  Class C (based on $13,299,023/1,414,893 shares)                  $       9.40
                                                                   ============

MAXIMUM OFFERING PRICE:
  Class A                                                          $       9.91
                                                                   =============



16 The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended 12/31/98


INVESTMENT INCOME:
  Interest                                                                  $6,297,045
                                                                            ----------
EXPENSES:
  Management fees                                            $358,045
  Transfer agent fees
   Class A                                                    118,288
   Class B                                                     43,092
   Class C                                                     11,467
  Distribution fees
   Class A                                                    158,292
   Class B                                                    201,316
   Class C                                                     59,056
  Administrative fees                                          36,152
  Custodian fees                                               16,292
  Registration fees                                             6,820
  Professional fees                                            12,546
  Printing                                                      9,955
  Fees and expenses of nonaffiliated trustees                  11,770
  Miscellaneous                                                 3,417
                                                             --------
    Total expenses                                                          $1,046,508
    Less fees paid indirectly                                                  (26,600)
                                                                            ----------
    Net expenses                                                            $1,019,908
                                                                            ----------
     Net investment income                                                  $5,277,137
                                                                            ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                         $  723,220
   Change in net unrealized gain on investments                                653,877
                                                                            ----------
    Net gain on investments                                                 $1,377,097
                                                                            ----------
    Net increase in net assets resulting from operations                    $6,654,234
                                                                            ==========



The accompanying notes are an integral part of these financial statements.   17

Pioneer Bond Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended 12/31/98 and the Year Ended 6/30/98


                                                              Six Months
                                                                Ended           Year Ended
FROM OPERATIONS:                                              12/31/98           6/30/98
Net investment income                                      $  5,277,137       $  8,586,541
Net realized gain (loss) on investments                         723,220            (27,677)
Change in net unrealized gain on investments                    653,877          4,226,062
                                                           -------------      ------------
  Net increase in net assets resulting from operations     $  6,654,234       $ 12,784,926
                                                           -------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 Class A ($0.29 and $0.59 per share, respectively)         $ (3,829,383)      $ (6,776,551)
 Class B ($0.25 and $0.52 per share, respectively)           (1,056,742)        (1,379,864)
 Class C ($0.26 and $0.52 per share, respectively)             (312,965)          (423,824)
                                                           -------------      ------------
  Total distributions to shareholders                      $ (5,199,090)      $ (8,580,239)
                                                           -------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $112,265,640       $ 79,685,588
Reinvestment of distributions                                 3,771,380          6,168,312
Cost of shares repurchased                                  (79,130,480)       (59,332,386)
                                                           -------------      ------------
  Net increase in net assets resulting from fund share
    transactions                                           $ 36,906,540       $ 26,521,514
                                                           -------------      ------------
  Net increase in net assets                               $ 38,361,684       $ 30,726,201

NET ASSETS:
Beginning of period                                         153,728,534        123,002,333
                                                           -------------      ------------
End of period (including accumulated undistributed net
  investment income of $93,094 and $15,047,
  respectively)                                            $192,090,218       $153,728,534
                                                           =============      ============


CLASS A                         12/98 Shares    12/98 Amount       6/98 Shares  6/98 Amount
Shares sold                        7,739,227    $  73,070,447       4,618,197    $42,978,625
Reinvestment of distributions        311,342        2,960,844         553,400      5,150,324
Less shares repurchased           (6,209,098)     (58,622,951)     (3,811,048)  (35,457,410)
                                  ----------    -------------      ----------   ------------
  Net increase                     1,841,471    $  17,408,340       1,360,549   $12,671,539
                                  ==========    =============      ==========   ============
CLASS B
Shares sold                        2,755,599    $  25,949,355       2,194,576   $20,360,306
Reinvestment of distributions         72,209          680,210          92,814       860,618
Less shares repurchased           (1,256,816)     (11,810,152)     (1,202,753)  (11,149,336)
                                  ----------    -------------      ----------   ------------
  Net increase                     1,570,992    $  14,819,413       1,084,637   $10,071,588
                                  ==========    =============      ==========   ============
CLASS C
Shares sold                        1,416,488    $  13,245,838       1,763,437   $16,346,657
Reinvestment of distributions         13,864          130,326          16,991       157,370
Less shares repurchased             (929,909)      (8,697,377)     (1,374,869)  (12,725,640)
                                  ----------    -------------      ----------   ------------
  Net increase                       500,443    $   4,678,787         405,559   $ 3,778,387
                                  ==========    =============      ==========   ============



18 The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/98
--------------------------------------------------------------------------------

                                                           Six Months Ended   Year Ended
                                                               12/31/98         6/30/98
CLASS A
Net asset value, beginning of period                         $   9.37        $   9.07
                                                             --------        --------
Increase (decrease) from investment operations:
 Net investment income                                       $   0.29        $   0.59
 Net realized and unrealized gain (loss) on investments          0.09            0.30
                                                             --------        --------
  Net increase (decrease) from investment operations         $   0.38        $   0.89
Distributions to shareholders:
 Net investment income                                          (0.29)          (0.59)
                                                             --------        --------
Net increase (decrease) in net asset value                   $   0.09         $  0.30
                                                             --------        --------
Net asset value, end of period                               $   9.46         $  9.37
                                                             ========        ========
Total return*                                                    4.12%          10.04%
Ratio of net expenses to average net assets                      0.95%**+        1.18%+
Ratio of net investment income to average net assets             6.09%**+        6.34%+
Portfolio turnover rate                                            35%**           44%
Net assets, end of period (in thousands)                     $132,809        $114,326
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                    0.92%**         1.17%
 Net investment income                                           6.12%**         6.35%



                                                           Year Ended   Year Ended   Year Ended    Year Ended
                                                             6/30/97      6/30/96      6/30/95      6/30/94
CLASS A
Net asset value, beginning of period                        $  9.08     $   9.35     $   9.04      $   9.81
                                                            -------     --------     --------      --------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.63     $   0.64     $   0.68      $   0.67
 Net realized and unrealized gain (loss) on investments       (0.01)       (0.27)        0.31         (0.77)
                                                            -------     --------     --------      --------
  Net increase (decrease) from investment operations        $  0.62     $   0.37     $   0.99      $  (0.10)
Distributions to shareholders:
 Net investment income                                        (0.63)       (0.64)       (0.68)        (0.67)
                                                            -------     --------     --------      --------
Net increase (decrease) in net asset value                  $ (0.01)    $  (0.27)    $   0.31      $  (0.77)
                                                            -------     --------     --------      --------
Net asset value, end of period                              $  9.07     $   9.08     $   9.35      $   9.04
                                                            ========    ========     ========      ========
Total return*                                                  7.09%        4.02%       11.48%        (1.26)%
Ratio of net expenses to average net assets                    1.14%+       1.19%+       1.14%         1.05%
Ratio of net investment income to average net assets           6.97%+       6.80%+       7.55%         6.93%
Portfolio turnover rate                                          48%          39%          37%           39%
Net assets, end of period (in thousands)                    $98,310     $101,957     $110,158      $106,659
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  1.12%        1.18%           -             -
 Net investment income                                         6.99%        6.81%           -             -

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.


  The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/98
--------------------------------------------------------------------------------

                                                           Six Months Ended   Year Ended
                                                               12/31/98         6/30/98
CLASS B
Net asset value, beginning of period                          $  9.33          $  9.03
                                                              -------          -------
Increase (decrease) from investment operations:
 Net investment income                                        $  0.25          $  0.51
 Net realized and unrealized gain (loss) on investments          0.09             0.31
                                                              -------          -------
  Net increase (decrease) from investment operations          $  0.34          $  0.82
Distributions to shareholders:
 Net investment income                                          (0.25)           (0.52)
 In excess of net investment income                                 -                -
                                                              -------          -------
Net increase (decrease) in net asset value                    $  0.09          $  0.30
                                                              -------          -------
Net asset value, end of period                                $  9.42          $  9.33
                                                              =======          =======
Total return*                                                    3.70%            9.21%
Ratio of net expenses to average net assets                      1.71%**+         1.98%+
Ratio of net investment income to average net assets             5.31%**+         5.52%+
Portfolio turnover rate                                            35%**            44%
Net assets, end of period (in thousands)                      $45,982          $30,888
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                    1.67%**          1.97%
 Net investment income                                           5.35%**          5.53%



                                                           Year Ended   Year Ended   Year Ended     4/4/94 to
                                                             6/30/97      6/30/96      6/30/95       6/30/94
CLASS B
Net asset value, beginning of period                        $  9.02      $  9.31      $ 9.02       $   9.23
                                                            -------      -------      ------       --------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.56      $  0.57      $ 0.60       $   0.14
 Net realized and unrealized gain (loss) on investments       (0.01)       (0.28)       0.31          (0.21)
                                                            -------      -------      ------       --------
  Net increase (decrease) from investment operations        $  0.55      $  0.29      $ 0.91       $  (0.07)
Distributions to shareholders:
 Net investment income                                        (0.54)       (0.57)      (0.62)         (0.14)
 In excess of net investment income                               -        (0.01)          -              -
                                                            -------      -------      ------       --------
Net increase (decrease) in net asset value                  $  0.01      $ (0.29)     $ 0.29       $  (0.21)
                                                            -------      -------      ------       --------
Net asset value, end of period                              $  9.03      $  9.02      $ 9.31       $   9.02
                                                            =======      =======      ======       ========
Total return*                                                  6.24%        3.15%      10.57%         (0.73)%
Ratio of net expenses to average net assets                    1.97%+       1.96%+      1.97%          1.92%**
Ratio of net investment income to average net assets           6.12%+       6.01%+      6.60%          6.09%**
Portfolio turnover rate                                          48%          39%         37%            39%
Net assets, end of period (in thousands)                    $20,104      $14,843      $7,338       $  1,212
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  1.96%        1.94%          -              -
 Net investment income                                         6.13%        6.03%          -              -

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly. The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/98
--------------------------------------------------------------------------------

                                                  Six
                                             Months Ended    Year Ended   Year Ended     1/31/96 to
                                               12/31/98        6/30/98      6/30/97        6/30/96
CLASS C
Net asset value, beginning of period          $  9.31          $  9.02     $  9.02       $  9.54
                                              -------          -------     -------       -------
Increase (decrease) from investment operations:
 Net investment income                        $  0.26          $  0.52     $  0.54       $  0.23
 Net realized and unrealized gain (loss)
   on investments                                0.09             0.29           -         (0.52)
                                              -------          -------     -------       -------
  Net increase (decrease) from
    investment operations                     $  0.35          $  0.81     $  0.54       $ (0.29)
Distributions to shareholders:
 Net investment income                          (0.26)           (0.52)      (0.54)        (0.22)
 In excess of net investment income                 -                -           -         (0.01)
                                              -------          -------     -------       -------
Net increase (decrease) in net asset
  value                                       $  0.09          $  0.29     $     -       $ (0.52)
                                              -------          -------     -------       -------
Net asset value, end of period                $  9.40          $  9.31     $  9.02       $  9.02
                                              =======          =======     =======       =======
Total return*                                    3.74%            9.12%       6.13%        (3.00)%
Ratio of net expenses to average net
  assets                                         1.69%**+         1.90%+      2.05%+        2.18%**+
Ratio of net investment income to
  average net assets                             5.31%**+         5.58%+      5.83%+        5.79%**+
Portfolio turnover rate                            35%**            44%         48%           39%
Net assets, end of period (in thousands)      $13,299          $ 8,515     $ 4,588       $   343
Ratios assuming reduction for fees paid
  indirectly:
 Net expenses                                    1.66%**          1.89%       1.92%         2.13%**
 Net investment income                           5.34%**          5.59%       5.96%         5.84%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   21

Pioneer Bond Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/98
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers three classes of shares--Class A, Class B and Class C shares. The shares of Class A, Class B, and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distributions fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings, and valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.


22
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Pioneer Bond Fund

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B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.


C. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $29,055 in underwriting commissions on the sale of fund shares for the six months ended December 31, 1998.


D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C shares can bear different transfer agent and distribution fees.

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Pioneer Bond Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/98                             (continued)
--------------------------------------------------------------------------------

2. Management Agreemen

Pioneer Investment Management, Inc. (PIM), (formerly Pioneering Management Corp.), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At December 31, 1998, $91,860 was payable to PIM related to management fees, administrative and certain other services.


3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $17,707 in transfer agent fees payable to PSC at December 31, 1998.


4. Distribution Plan

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $76,050 in distribution fees payable to PFD at December 31, 1998.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For the six months ended December 31, 1998, CDSCs in the amount of $46,507 were paid to PFD.


5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended December 31, 1998, the Fund's expenses were reduced by $26,600 under such arrangements.

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Pioneer Bond Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Bond Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Bond Fund as of December 31, 1998, and the related statement of operations, statements of changes in net assets, and financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond Fund as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.




ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 12, 1999

Pioneer Bond Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers

John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
Margaret B.W. Graham                   President
John W. Kendrick                      Sherman B. Russ, Vice President
Marguerite A. Piret                   John A. Boynton, Treasurer
David D. Tripple                      Joseph P. Barri, Secretary
Stephen K. West
John Winthrop

Investment Adviser

Pioneer Investment Management, Inc.


Custodian

Brown Brothers Harriman & Co.


Independent Public Accountants

Arthur Andersen LLP


Principal Underwriter

Pioneer Funds Distributor, Inc.


Legal Counsel

Hale and Dorr LLP


Shareowner Services and Transfer Agen

Pioneering Services Corporation

Pioneer Bond Fund
--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.



Growth Funds                          Income Funds

United States                         Taxable

Pioneer Capital Growth Fund           Pioneer America Income Trust
Pioneer Growth Shares                 Pioneer Bond Fund
Pioneer Micro-Cap Fund                Pioneer Short-Term Income Trust
Pioneer Mid-Cap Fund
Pioneer Small Company Fund            Tax-Free

                                      Pioneer Tax-Free Income Fund

International/Globa

Pioneer Emerging Markets Fund         Money Market Fund

                                      Pioneer Cash Reserves Fund
Pioneer Europe Fund
Pioneer Gold Shares
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund


Growth and Income Funds

Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

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RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans

Individual Retirement Account (IRA) The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

Roth IRA The $2,000 maximum annual contributions are not tax-deductible. Earnings are tax-free for qualified withdrawals.

Plans for Small Businesses or the Self-Employed
SIMPLE (Savings Incentive Match PLan for Employees)

IRA or 401(k) Plan For firms with 100 or fewer employees. Employees can make pre-tax contributions of up to $6,000 annually, and an employer contribution is required.

Simplified Employee Pension Plan (SEP) Self-employed people and small-business owners can make tax-deductible contributions of up to 15% of their income.

Employer-Sponsored Plans

401(k) Plan Allows employees to make pre-tax contributions. Also allows for employer contributions.

403(b) Plan Lets employees of tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

Profit Sharing Plan Employers contribute on a discretionary basis, usually based on profits.

Age-Weighted Profit Sharing Plan Employer makes discretionary contributions based on employees' age and salary.

Money Purchase Pension Plan (MPP) Employers contribute based on a fixed formula.






Most retirement plan withdrawals must meet specific conditions to avoid penalties.

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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com





This report must be preceded or accompanied by a current Fund prospectus.





[PIONEER LOGO}

Pioneer Investment Management, Inc.
60 State Street                     0299-6034
Boston, Massachusetts 02109         (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                [RECYCLE SYMBOL]   Printed on Recycled Paper